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                                                                   EXHIBIT 23(b)


Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 18, 1994, included in this Form 11-K/A into the Company's previously filed Registration Statement File No. 33-123.

Arthur Andersen LLP



Houston, Texas
July 12, 1996